UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2007

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            Florida                     0-32137                  65-0701352
            -------                     -------                  ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida                          33313
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                                 --------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 8.01 OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is Online Vacation Center Holdings Corp.'s news release dated May 21, 2006, announcing its acquisition of the business of Tone and Travel, LLC, d/b/a Curves Travel, the licensed, travel management company of Curves, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    99.1 News release of Online Vacation Center Holdings Corp. issued on May 21, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2007                ONLINE VACATION CENTER HOLDINGS CORP.

                                  BY:   /s/ EDWARD B. RUDNER
                                        --------------------
                                        Edward B. Rudner
                                        Chief Executive Officer